Supplement dated February 21, 2023
to the following statutory prospectus(es):
The Best of America® SuccessorSM dated May 1, 2008
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective March 31, 2023, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Putnam Growth Opportunities Fund – Class A	Putnam Large Cap Growth Fund – Class A
PROS-0718